Accounts Receivable (Details) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Accounts Receivable
Trade receivable	$ 1,424,499	$ 1,421,027	$ 1,251,699
Tax withholding receivable	2,755,396	2,755,396	3,208,270
Other	81,729	109,649	42,500
Total	4,261,624	4,286,072	4,502,469
Allowance for doubtful accounts	189,695	169,699	215,606
Tax withholding receivable, net included with allowance for doubtful accounts	$ 284,161	$ 284,161	$ 356,474